EXHIBIT 1.4

                               NOTICE OF ARTICLES









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BRITISH
COLUMBIA
         MINISTRY OF FINANCE     MAILING ADDRESS:           LOCATION:
         Corporate and Personal  PO BOX 9431 Stn Prov Govt  2nd Floor -
         Property Registries     Victoria BC V8W 9V3        940 Blanshard St
                                                            Victoria BC
         www.corporateonline.gov.bc.ca                      250 356-8626
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                            NOTICE OF ARTICLES             CERTIFIED COPY
                                                    Of a Document filed with the
                                                    Province of British Columbia
                        BUSINESS CORPORTAIONS ACT      Registrar of Companies
                                                           /s/ JS Powell
                                                             J S Powell
                                                        September 13, 2004

THIS NOTICE OF ARTICLES WAS ISSUED BY THE REGISTRAR ON: SEPTEMBER 13, 2004 03:38 PM PACIFIC TIME

INCORPORATION NUMBER:          BC0605176

RECOGNITION DATE:  INCORPORATED ON APRIL 11, 2000

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                               NOTICE OF ARTICLES

NAME OF COMPANY:

AMERA RESOURCES CORPORATION

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REGISTERED OFFICE INFORMATION

MAILING ADDRESS:                          DELIVERY ADDRESS:
17TH FLOOR - 1750 - 1185 WEST GEORGIA ST  17TH FLOOR - 1750-1185 WEST GEORGIA ST
VANCOUVER  BC  V6E 4E6                    VANCOUVER  BC V6E 4E6

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RECORDS OFFICE INFORMATION

MAILING ADDRESS:                          DELIVERY ADDRESS:
17TH FLOOR - 1750 - 1185 WEST GEORGIA ST  17TH FLOOR - 1750-1185 WEST GEORGIA ST
VANCOUVER  BC  V6E 4E6                    VANCOUVER  BC V6E 4E6

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                                                       BC0605176 Page: 1    of 3

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DIRECTOR INFORMATION

LAST NAME, FIRST NAME  MIDDLE NAME:
BOTTOMER, LINDSAY R.

MAILING ADDRESS:                           DELIVERY ADDRESS:
698 WELLINGTON PLACE                       698 WELLINGTON PLACE
NORTH VANCOUVER  BC  V7K3A1                NORTH VANCOUVER  BC  V7K3A1

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DIRECTOR INFORMATION

LAST NAME, FIRST NAME MIDDLE NAME:
COLTURA, ROBERT

MAILING ADDRESS:                           DELIVERY ADDRESS:
9285 203B ST                               9285 203B ST
LANGLEY BC  V1M2L9                         LANGLEY BC  V1M2L9


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DIRECTOR INFORMATION

LAST NAME, FIRST NAME MIDDLE NAME:
GROSSO, JOSEPH

MAILING ADDRESS:                           DELIVERY ADDRESS:
3860 MOSCROP STREET                        3860 MOSCROP STREET
BURNABY BC  V5G2C9                         BURNABY BC  V5G2C9


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DIRECTOR INFORMATION

LAST NAME, FIRST NAME MIDDLE NAME:
MINNI, JERRY A.

MAILING ADDRESS:                           DELIVERY ADDRESS:
1104 750 WEST PENDER ST                    1104 750 WEST PENDER ST
VANCOUVER BC V6C2T8                        VANCOUVER BC  V6C2T8


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                                                       BC0605176 Page: 2    of 3

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DIRECTOR INFORMATION

LAST NAME, FIRST NAME  MIDDLE NAME:
CACOS, NIKOLAOS

MAILING ADDRESS:                           DELIVERY ADDRESS:
2507 - 1408 STRATHMORE MEWS                2507 - 1408 STRATHMORE MEWS
VANCOUVER BC V6Z 3A9                       VANCOUVER BC V6Z 3A9


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AUTHORIZED SHARE STRUCTURE
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1.  No Maximum       Common Shares                Without Par Value


                                                  With Special Rights or
                                                  Restrictions attached

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
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                                                       BC0605176 Page: 3    of 3